Exhibit 99.4
Consolidated and Combined Financial Statements
(Expressed in United States dollars)
SYSCON JUSTICE SYSTEMS
CANADA LIMITED (BC)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006
(Unaudited)

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Consolidated Balance Sheets
(Unaudited)
(Expressed in United States dollars)

	March 31,	June 30,
	2007	2006
	(Unaudited)
Assets

Current assets:

Cash and cash equivalents	$5,742,852	$10,951,901
Accounts receivable, net of allowance of $258,964 (2006 - $258,829)	1,819,999	1,051,863
Unbilled revenue	760,629	479,888
Value-added and income taxes receivable	1,099,343	245,571
Prepaid expenses	681,604	470,048
Other	120,663	119,303

	10,225,090	13,318,574
Due from related parties (note 4)	4,090,681	4,271,767
Property and equipment (note 5)	877,766	714,788
Fair value of acquired contracts (note 3)	2,544,085	4,953,313
Intellectual property (note 11)	6,264,308	7,262,942

	$24,001,930	$30,521,384

Liabilities and Stockholder’s Deficiency

Current liabilities:
Accounts payable and accrued liabilities	$1,547,831	$1,818,207
Employee profit sharing payable	341,223	1,181,086
Deferred revenue	1,187,150	2,129,669
Income taxes payable	32,116	1,074,080
Deferred income taxes	—	98,091
Loans payable (note 6)	6,928,807	7,433,842
Due to related parties (note 7)	4,917,399	5,025,374

	14,954,526	18,760,349

Due to related parties (note 7)	1,880,574	1,836,181
Promissory note payable (note 8)	6,192,621	6,405,662
Deferred income taxes	2,284,904	3,590,331

	25,312,625	30,592,523
Stockholder’s deficiency:
Common stock, nil par value, 100,000 authorized shares	45	1
Deficit	(1,306,811)	(72,044)
Accumulated other comprehensive income (loss)	(3,929)	904

	(1,310,695)	(71,139)

Operations (note 1)
Commitments and contingencies (note 9)
Subsequent event (note 12)

	$24,001,930	$30,521,384

See accompanying notes to consolidated and combined financial statements.

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Consolidated and Predecessor Combined Statements of Operations and Deficit
(Unaudited)
(Expressed in United States dollars)

	Three months ended		Nine months ended
	March 31,		March 31,
	Consolidated	Combined	Consolidated	Combined
	2007	2006	2007	2006
		(Predecessor)		(Predecessor)
Revenue	$4,250,968	$5,732,493	$14,727,906	$13,124,356
Cost of service	4,015,451	3,213,805	11,451,106	7,509,210
Bad debt expense (recovery)	(19,489)	—	(19,489)	118,259

Total cost of service	3,995,962	3,213,805	11,431,617	7,627,469

Expenses:
Selling, general and	355,784	710,133	1,894,317	1,550,334
administration
Professional fees	310,776	169,441	741,942	411,977
Employee profit sharing	336,137	1,000,923	336,137	1,000,923
Depreciation and amortization	363,485	156,529	1,160,130	494,861
Impairment of software	—	—	78,207	—

	1,366,182	2,037,026	4,210,733	3,458,095

Earnings (loss) before undernoted	(1,111,176)	481,662	(914,444)	2,038,792

Interest and bank charges	490,871	4,614	1,222,039	43,407

Earnings (loss) before income taxes	(1,602,047)	477,048	(2,136,483)	1,995,385

Income tax expense (recovery):
Current	697,833	(25,974)	482,851	731,036
Deferred	(1,365,431)	177,111	(1,384,567)	364,895

	(667,598)	151,137	(901,716)	1,095,931

Net earnings (loss)	(934,449)	325,911	(1,234,767)	899,454

Deficit, beginning of period	(372,362)	(1,207,621)	(72,044)	(1,781,164)

Deficit, end of period	$(1,306,811)	$(881,710)	$(1,306,811)	$(881,710)

See accompanying notes to consolidated and combined financial statements.

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Consolidated and Predecessor Combined Statements of Comprehensive Income (Loss)
(Unaudited)
(Expressed in United States dollars)

	Three months ended		Nine months ended
	March 31,		March 31,
	Consolidated	Combined	Consolidated	Combined
	2007	2006	2007	2006
		(Predecessor)		(Predecessor)
Net earnings (loss)	$(934,449)	$325,911	$(1,234,767)	$899,454

Foreign currency translation	61,244	(5,892)	(4,833)	75,997

Comprehensive income (loss)	$(873,205)	$320,019	$(1,239,600)	$975,451

See accompanying notes to consolidated and combined financial statements.

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Consolidated and Predecessor Combined Statements of Cash Flows
(Unaudited)
(Expressed in United States dollars)

	Three months ended		Nine months ended
	March 31,		March 31,
	Consolidated	Combined	Consolidated	Combined
	2007	2006	2007	2006
		(Predecessor)		(Predecessor)
Cash provided by (used in):

Operating activities:
Net earnings (loss)	$(934,449)	$325,911	$(1,234,767)	$899,454
Items not involving cash:
Depreciation and amortization	363,485	156,529	1,160,130	494,861
Deferred income taxes	(1,365,431)	177,111	(1,384,567)	364,895
Interest accretion	54,861	—	133,068	—
Impairment of software	—	—	78,207	—
Amortization of fair value of acquired contracts	598,733	—	2,443,685	—
Change in non-cash working capital items, net of business acquired (note 10)	87,094	(1,039,040)	(5,141,871)	(1,584,012)

	(1,195,707)	(379,489)	(3,946,115)	175,198

Financing activities:
Repayment of loans payable	(133,666)	—	(266,666)	—

Investing activities:
Acquisition, net of cash acquired	—	—	—	(934,000)
Purchase of property and equipment	(401,918)	(212,241)	(661,962)	(317,509)

	(401,918)	(212,241)	(661,962)	(1,251,509)

Effect of change in foreign currency exchange rates	262,551	149,913	(334,306)	279,442

Decrease in cash and cash equivalents	(1,468,740)	(441,817)	(5,209,049)	(796,869)

Cash and cash equivalents, beginning of period	7,211,592	1,631,292	10,951,901	1,986,344

Cash and cash equivalents, end of period	$5,742,852	$1,189,475	$5,742,852	$1,189,475

Supplemental cash flow information (note 10)
See accompanying notes to consolidated and combined financial statements.

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Notes to Consolidated and Predecessor Combined Financial Statements
(Unaudited)
(Expressed in United States dollars)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006

1.	Operations:

The major activity of the Company is the development, support and marketing of proprietary software. This software is licenced, installed and supported through the Company’s head office in Vancouver, BC and by staff in the field primarily in Canada, the United States, Australia and the United Kingdom.

These consolidated and predecessor combined financial statements have been prepared on a going concern basis in accordance with United States generally accepted accounting principles. The going concern basis of presentation assumes the Company will continue in operation through the next fiscal year and into the foreseeable future and will be able to realize on its assets and discharge its liabilities and commitments in the normal course of business. If the Company is unable to continue as a going concern, assets and liabilities would require restatement to a liquidation basis, which would differ materially from the going concern basis.

As at March 31, 2007, the Company has a stockholder’s deficiency of $1,310,695, a working capital deficiency of $4,729,436 and was in violation of certain debt covenants (note 6(b)), for which the lender, subsequent to period-end, has communicated that a waiver of the covenant violations has been granted on a one-time basis.

The Company’s future operations are dependent upon the continued market acceptance of its products and services, complying with future debt covenant requirements, and the continued support of creditors and shareholders. There can be, however, no certainty that the Company will be able to comply with its debt covenants in the future. Subsequent to March 31, 2007, the Company’s shareholder entered into a definitive agreement under which Securus Technologies, Inc. will acquire all of the issued and outstanding common shares of the Company (note 12).

2.	Significant accounting policies:
(a)	Basis of presentation:

These consolidated and predecessor combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The accounting policies applied in the preparation of the consolidated and predecessor combined financial statements are the same. The Company’s functional currency is the Canadian dollar and the reporting currency is the United States dollar.

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Notes to Consolidated and Predecessor Combined Financial Statements
(Unaudited)
(Expressed in United States dollars)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006

2.	Significant accounting policies (continued):
(a)	Basis of presentation (continued):

The consolidated financial statements as at March 31, 2007 and June 30, 2006 and for the three and nine months ended March 31, 2007 are prepared on a consolidated basis to present the financial position and results of operations of Syscon Justice Systems Canada Limited (BC) (the Company) and all of the following wholly owned subsidiaries (collectively, the Predecessor):
Syscon Justice Systems Canada Ltd. (Syscon Canada), a British Columbia, Canada company, 632436 BC Ltd. (632436), a British Columbia Canada company, 661603 BC Ltd. 661603), a British Columbia Canada company (incorporated in 2003, commenced operations 2006), Syscon Justice Systems Limited (Syscon Jersey), a Jersey company, Syscon Justice Systems International Limited (Syscon UK), a United Kingdom company, Syscon Justice Systems, Inc. (Syscon California), a United States company (incorporated in 2005, commenced operations 2006), Syscon Justice Systems International Pty Limited (Syscon Australia), an Australia company (incorporated in 2006), Modeling Solutions LLC (Modeling), a United States company (incorporated in 2006), Syscon Holdings Ltd. (incorporated 2003, inactive).
All significant inter-company balances and transactions have been eliminated.

On June 2, 2006, the Company acquired all of the issued and outstanding shares of the Predecessor companies not owned by the Company’s shareholder. Further information on this acquisition is provided in note 3. This transaction has been accounted for as a business combination with the Company identified as the acquirer and the results of the Predecessor are included in the consolidated financial statements of the Company from June 2, 2006, the effective date of acquisition. Accordingly, the results of operations from June 2, 2006 reflect the consolidated results of operations for the Company.

As the Company continued the operations of the Predecessor, the results of operations for the three and nine months ended March 31, 2006 represent the combined results of the Predecessor, which companies had common shareholders and management. The results of operations and cash flows of the Predecessor are presented for information purposes only and are not intended to be indicative of what the Company would have reported had the acquisition been effective at an earlier date. All significant intercompany balances and transactions have been eliminated.

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Notes to Consolidated and Predecessor Combined Financial Statements
(Unaudited)
(Expressed in United States dollars)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006

2.	Significant accounting policies (continued):
(a)	Basis of presentation (continued):

The accompanying interim financial information does not include all disclosures required under United States generally accepted accounting principles for annual financial statements. The accompanying interim financial information is unaudited and reflects all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for a fair presentation of results for the interim periods. These interim financial statements follow the same accounting policies and methods of application as the annual financial statements.

(b)	Accounting estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant items subject to such estimates include the fair value of assets acquired on acquisition, the estimate of percentage of completion of revenue contracts and the recoverability of receivables, property and equipment, intangible and other assets, and deferred income taxes. Actual results could differ from those estimates.
3.	Business combinations:
(a)	The Company was incorporated on February 14, 2006 and was otherwise inactive to June, 2006. On incorporation, the Company’s shareholder owned 41.5% of the Predecessor, which interest was subsequently transferred to the Company by the shareholder in exchange for 1,800 common shares. The common shares were recorded on issuance at the carrying value of the shareholder’s cost base in the Predecessor. Effective June 2, 2006, the Company acquired the remaining 58.5% of the issued and outstanding shares of the Predecessor companies from twelve unrelated third parties for consideration of CAD$7,903,492, including acquisition costs of CAD$28,293. The acquisition was funded by a credit facility, and a CAD$3,700,000 face value amount due to related parties, which had a fair value of $2,892,212 at the date of acquisition (note 7(a)).

The Company is using a third party to assist in the valuation of intangible assets acquired, and the valuation is not yet complete. The preliminary purchase price allocation has been based on best estimates from the Company’s management and is subject to refinement. The valuation and purchase price allocation is expected to be completed by June 2, 2007. The acquisition has been accounted for using the purchase method of accounting and the aggregate purchase price has been allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as follows:

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Notes to Consolidated and Predecessor Combined Financial Statements
(Unaudited)
(Expressed in United States dollars)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006

3.	Business combination (continued):
(a)	Continued:

June 2,
2006
Cash	$11,045,883
Accounts and other receivables	2,536,060
Prepaid expenses and other	485,918
Property and equipment	743,595
Fair value of acquired contracts	5,314,838
Intellectual property	7,352,942

Total assets acquired	27,479,236

Accounts payable and accrued liabilities	(4,478,919)
Deferred revenue	(2,217,552)
Deferred income taxes	(3,615,000)
Promissory note payable	(6,423,921)

Purchase price, including recognized contingent consideration	$10,743,844

Consideration issued:
Cash	$3,809,581
Due to related parties	2,892,212
Contingent consideration	4,042,051

$10,743,844

In addition to the initial consideration, contingent consideration of CAD$4,460,000 is payable if the definitive agreement described in note 12 is successfully consummated. If this agreement is not consummated, then should the Company be sold to another third party and this sale be fully concluded and executed on or before the third anniversary of the date of the acquisition, additional consideration will be payable to the extent that the net sales proceeds less specified deductions are in excess of CAD$20,000,000. The contingent consideration has been recorded to the extent of the amount of negative goodwill.

(b)	The Predecessor acquired Clear Wave, Inc. for $1,200,000 in July 2005 for consideration of cash of $934,000 and a $266,000 note payable. The acquisition has been accounted for using the purchase method of accounting and the purchase price was allocated $600,000 to software and $600,000 to goodwill.

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Notes to Consolidated and Predecessor Combined Financial Statements
(Unaudited)
(Expressed in United States dollars)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006

4.	Due from related parties:

	March 31,	June 30,
	2007	2006
	(Unaudited)
Syscon Group Partnership	$4,090,681	$4,271,767
The amounts due from former owners of the Predecessor are non-interest bearing, unsecured and due on demand.

5.	Property and equipment:

		Accumulated	Net book
March 31, 2007 (unaudited)	Cost	amortization	value
Computer equipment	$470,995	$78,923	$392,072
Computer software	539,270	294,491	244,779
Furniture and fixtures	242,548	19,840	222,708
Leasehold improvements	25,482	7,275	18,207

	$1,278,295	$400,529	$877,766

		Accumulated	Net book
June 30, 2006	Cost	amortization	value
Computer equipment	$366,133	$9,212	$356,921
Computer software	191,206	10,957	180,249
Furniture and fixtures	164,002	2,410	161,592
Leasehold improvements	22,178	6,152	16,026

	$743,519	$28,731	$714,788

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Notes to Consolidated and Predecessor Combined Financial Statements
(Unaudited)
(Expressed in United States dollars)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006

6.	Loans payable:

Loans payable are comprised of:

	March 31,	June 30,
	2007	2006
	(Unaudited)
Clear Wave (note 6(a))	$—	$266,666
Banyan Capital Partners II Limited Partnership (note 6(b))	6,928,807	7,167,176

	6,928,807	7,433,842
Current portion	6,928,807	7,433,842

	$—	$—

(a)	The Company has fully repaid outstanding amounts from the purchase of Clear Wave, Inc. at March 31, 2007. The final payment was paid in January 2007.

(b)	The CAD$8,000,000 credit facility bears interest at 19% per annum (12% payable quarterly and 7% repayable at the maturity date) and is secured by a general security agreement on present and after-acquired personal property, an intellectual property security agreement on present and after-acquired intellectual property, a securities pledge agreement on all present and future shares in the capital of its subsidiaries, unlimited guarantees granted by each of the material subsidiaries, and a limited resource guarantee and a securities pledge agreement with the personal guarantor. The credit facility is to be repaid in twelve quarterly principal instalments of CAD$500,000 each commencing on June 1, 2007 with the CAD$2,000,000 balance due on May 16, 2010. Under the credit facility, the Company is required to maintain certain financial covenants. At the balance sheet date, the Company is in violation of certain covenants. Accordingly, the entire facility has been classified as a current liability. Subsequent to period-end, the facility provider has waived the covenant violations on a one-time basis.
7.	Due to related parties:
(a)	The due to related parties is $3,204,570 (CAD$3,700,000) due to the former shareholders of 632436 B.C. Ltd., 661603 B.C. Ltd. and Syscon Justice Systems Canada Ltd. for the purchase of all their outstanding shares in the above companies. The amounts payable do not bear interest and are unsecured. The balance is due for repayment in three equal annual instalments, commencing on the first anniversary of the business combination as described in note 3. Because the due to related parties is non-interest bearing, it has been recorded at the net present value of its future cash flows, discounted at a rate of 8%, which is considered to approximate its fair value. The due to related parties’ amount will be accreted to its face value at maturity over the term of the debt through a charge to interest expense.

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Notes to Consolidated and Predecessor Combined Financial Statements
(Unaudited)
(Expressed in United States dollars)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006

7.	Due to related parties (continued):
(a)	(continued):

Principal repayments are as follows:

	March 31,	June 30,
	2007	2006
	(Unaudited)
2007	$1,068,190	$1,104,939
2008	1,068,190	1,104,939
2009	1,068,190	1,104,939

	3,204,570	3,314,817

Amount representing interest at 8%	(269,407)	(448,962)

	2,935,163	2,865,855

Current portion	1,054,589	1,029,674

	$1,880,574	$1,836,181

(b)	Contingent consideration of $3,862,810 (2006 — $3,995,700) (CAD$4,460,000) is payable should the Company be sold to a third party (note 3). This amount has been recorded due to the negative goodwill.
8.	Promissory note payable:

The Company is indebted to the Syscon Group Partnership, a partnership of the former owners of the Predecessor, in the amount of $6,192,621 (2006 — $6,405,662) (CAD$7,150,000). This amount bears interest at 1% per annum, compounded semi-annually, is unsecured and has no established terms of repayment. The lender has waived in writing repayment for a period in excess of 12 months, accordingly the loan has been classified as long-term. The promissory note payable contains a provision whereby the note payable will be repaid upon a change of control.

9.	Commitments and contingencies:
(a)	Operating leases:

The Company leases premises with minimum future lease payments at June 30, 2006 as follows:

2007	$338,000
2008	339,000
2009	293,000
2010	293,000
Thereafter	220,000

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Notes to Consolidated and Predecessor Combined Financial Statements
(Unaudited)
(Expressed in United States dollars)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006

9.	Commitments and contingencies (continued):
(b)	On May 15, 2006 the Company incorporated Modeling Solutions LLC (Nevada) to purchase all the outstanding shares of Modeling Solution LLC (Wisconsin). The acquisition of Modeling Solutions LLC (Wisconsin) was not considered to be a business combination. The purchase price was $25,000 plus the revenue, participation and target splits as set out below which will be recorded as additional software in the period in which the revenue or related targets are met. No amounts have been paid to date. The targets are as follows:

Revenue Split: 50% of gross revenues less direct costs of sales and salaries or other remunerations up to a maximum of CAD$700,000 arising from the licensing of the Risk Management System (RMS) or until the fifth anniversary of the closing date.

Ongoing Participation: 10% of gross revenues less direct costs of sales and salaries or other remunerations arising immediately after the Revenue Split and continuing until the fifth anniversary from the licensing of the RMS.

Target Split: upon achieving earned revenue of $2,523,000 from the licensing of RMS, before the third anniversary of the closing date, a sum of $85,000 will be payable to the former shareholders of Modeling Solutions. If the revenue target is not achieved within the timeframe the $85,000 can also be earned under the Revenue Split option.

(c)	Indemnifications:

The Company is party to a variety of agreements in the ordinary course of business under which it may be obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts for sale of products or services to customers which provide for indemnification against losses arising from matters such as potential intellectual property infringements and product liabilities. The impact on future financial results is not subject to reasonable estimation because considerable uncertainty exists as to whether claims will be made and the final outcome of potential claims. To date, the Company has not incurred material costs related to these types of indemnifications.

(d)	The Company is engaged in certain legal actions in the ordinary course of business and believes that the ultimate outcome of these actions will not have a material adverse effect on the Company’s operating results or financial position.

(e)	Under certain license agreements, the Company is committed to make royalty payments based on the revenue from certain products.

SYSCON JUSTICE SYSTEMS CANADA LIMITED (BC)
Notes to Consolidated and Predecessor Combined Financial Statements
(Unaudited)
(Expressed in United States dollars)
Three months ended March 31, 2007 and 2006
Nine months ended March 31, 2007 and 2006

10.	Supplementary information:

	Three months ended		Nine months ended
	March 31,		March 31,
	Consolidated	Combined	Consolidated	Combined
	2007	2006	2007	2006
		(Predecessor)		(Predecessor)
Cash paid for (received):
Income taxes	$96,525	$602,536	$1,739,747	$602,536
Investment tax credit refunds accrued	—	—	(88,469)	(66,792)
Interest	328,370	4,614	1,059,538	43,407
Non-cash investing activities:
Acquisition funded by non-cash sources	—	—	—	266,000

Change in non-cash working capital items:
Accounts receivable	$544,330	$(8,829,279)	$(741,378)	$(10,553,546)
Unbilled revenue	(364,006)	330,770	(280,307)	(59,555)
Value-added and income taxes receivable	(88,933)	(141,300)	(845,200)	(228,600)
Prepaids and other	(217,656)	(119,667)	(209,436)	(217,179)
Accounts payable and accrued liabilities	86,509	763,400	(229,047)	893,331
Employee profit sharing	344,318	989,877	(836,768)	196,667
Deferred revenue	(249,874)	6,590,044	(958,061)	8,104,569
Income taxes payable	32,406	(622,885)	(1,041,674)	280,301

	$87,094	$(1,039,040)	$(5,141,871)	$(1,584,012)

11.	Intellectual property:

	March 31,	June 30,
	2007	2006
	(Unaudited)
Cost	$7,111,275	$7,352,942
Accumulated amortization	846,967	90,000

	$6,264,308	$7,262,942

The change in the cost of intellectual property is due to the impact of foreign exchange on the balance.

12.	Subsequent event:

Subsequent to March 31, 2007, the Company’s shareholder entered into a definite agreement under which Securus Technologies, Inc. will acquire all of the outstanding common shares of the Company.
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